UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 7, 2024

Primerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2024, Primerica, Inc. (the “Company”) announced its results of operations for the quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth by specific reference in any such filings.

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company presents certain non-GAAP financial measures. Specifically, the Company presents adjusted direct premiums, other ceded premiums, adjusted operating revenues, adjusted operating income before income taxes, adjusted net operating income, adjusted stockholders’ equity and diluted adjusted operating earnings per share.

Adjusted direct premiums and other ceded premiums are net of amounts ceded under coinsurance transactions that were executed concurrent with our initial public offering (the “IPO coinsurance transactions”) for all periods presented. We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Adjusted operating revenues, adjusted operating income before income taxes, adjusted net operating income and diluted adjusted operating earnings per share exclude the impact of investment gains (losses), including credit impairments, and fair value mark-to-market (“MTM”) investment adjustments for all periods presented. We exclude investment gains (losses), including credit impairments, and MTM investment adjustments in measuring these non-GAAP financial measures to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains (losses) and market pricing variations prior to an invested asset’s maturity or sale that are not directly associated with the Company’s insurance operations. Also excluded from these non-GAAP financial measures is the receipt of insurance proceeds under a Representation and Warranty policy negotiated and purchased in connection with the acquisition of e-TeleQuote. We exclude this gain from our non-GAAP financial measures as it represents a non-recurring item that causes incomparability in the Company’s results.

Adjusted operating income before taxes, adjusted net operating income, and diluted adjusted operating earnings per share also exclude non-cash goodwill and intangible asset impairment charges. We exclude non-cash goodwill and intangible asset impairment charges as non-recurring items that cause incomparability between period-over-period results. Also excluded from these non-GAAP financial measures is restructuring and related charges incurred with the exit of our senior health business. We exclude these items from our non-GAAP financial measures as they are not useful in evaluating the Company’s ongoing operations.

Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments, the deferred tax benefit recognized in association with the impairment of intangible assets and the valuation allowance recognized for state operating losses in the Company’s Senior Health segment. We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

Adjusted stockholders’ equity excludes the impact of net unrealized investment gains (losses) recorded in accumulated other comprehensive income (loss) for all periods presented. We exclude unrealized investment gains (losses) in measuring adjusted stockholders’ equity as unrealized gains (losses) from the Company’s available-for-sale securities are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an available-for-sale security matures or is sold. Adjusted stockholders’ equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as such difference is caused by market movements in interest rates that are not permanent and may not align with the cash flows we will ultimately incur when policy benefits are settled.

Our definitions of these non-GAAP financial measures may differ from the definitions of similar measures used by other companies. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. Furthermore, management believes that these non-GAAP financial measures may provide users with additional meaningful comparisons between current results and results of prior periods as they are expected to be reflective of the core ongoing business. These measures have limitations and users should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Reconciliations of GAAP to non-GAAP financial measures are attached to this release.

Reconciliations of GAAP to non-GAAP financial measures are included as attachments to the press release which has been posted in the “Investor Relations” section of our website at https://investors.primerica.com.

Item 7.01 Regulation FD Disclosure.

On August 7, 2024, the Company posted to the “Investor Relations” section of its website certain supplemental financial information relating to the quarter ended June 30, 2024. A copy of the supplemental financial information is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 7.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act, except to the extent expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 7, 2024 – Primerica Reports Second Quarter 2024 Results
99.2	Primerica, Inc. Supplemental Financial Information – Second Quarter 2024
104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2024	PRIMERICA, INC.

/s/ Tracy Tan
Tracy Tan
Executive Vice President and Chief Financial Officer